UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2016

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 23, 2016, the Board of Directors (the “Board”) of Wells Fargo & Company (the “Company”) adopted an updated Code of Ethics and Business Conduct (the “Code”) which will become effective April 1, 2016. The Code will apply to all team members of the Company, including the principal executive officer, principal financial officer, and principal accounting officer, and to all directors of the Company and its subsidiaries, and will replace the existing Wells Fargo Team Member Code of Ethics and separate Director Code of Ethics. The updated Code represents the Company’s continuing commitment to maintain the highest ethical standards with customers, team members, stockholders and the communities it serves.

The updated Code reflects our core ethical standards consistent with best practices and describes, emphasizes or clarifies (a) its application to directors as well as team members of the Company and its subsidiaries, (b) additional Company policies and requirements that apply, and resources available to team members and directors to assist them in understanding and complying with their obligations under the Code, (c) compliance obligations under the laws, rules and regulations of jurisdictions in which the Company conducts business, (d) the obligations of team members and directors with respect to the protection and use of confidential information, (e) team member and director obligations to protect the Company’s assets and use them efficiently, (f) the responsibilities of team members and directors to avoid conflicts of interest or the appearance of conflicts of interest in performance of their duties on behalf of the Company, and (g) administrative responsibilities under the Code, including accountability of all team members and directors for adherence to the Code and their responsibilities for reporting violations of the Code. In addition, the Code reflects the Company’s commitment to certain core principles, such as supporting our communities, respecting human rights and protecting the environment.

A copy of the amended Code is furnished as an exhibit to this Form 8-K. The Code will be posted when it becomes effective on the corporate governance page of the Company’s website at www.wellsfargo.com/about/corporate/governance.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Location

99.1	Wells Fargo Code of Ethics and Business Conduct	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2016	WELLS FARGO & COMPANY

	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Wells Fargo Code of Ethics and Business Conduct	Filed herewith